SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

TBA ENTERTAINMENT CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	Fee not required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

September 4, 2001

Dear Fellow Stockholder:

     This year’s Annual Meeting of Stockholders (the “Meeting”) will be held on October 10, 2001 at the Nashville office of TBA Entertainment Corporation, 300 Tenth Avenue South, Nashville, Tennessee, commencing at 11:00 a.m. central time. You are cordially invited to attend. At the Meeting you will be asked to:

     1.     elect eight (8) directors; and

     2.     transact such other business as may properly come before the Meeting.

     To be certain that your shares are voted at the Meeting, whether or not you plan to attend in person, please sign, date and return the enclosed proxy card as soon as possible. Your vote is important.

     At the Meeting, management will review the Company’s activities during the past year and its plans and prospects for the future. An opportunity will be provided for questions by stockholders. I hope you will be able to join us.

Sincerely,

TBA ENTERTAINMENT CORPORATION

Thomas Jackson Weaver III Chairman of the Board and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS
SOLICITATION OF PROXIES
PURPOSE OF MEETING
REVOCATION OF PROXY
QUORUM AND VOTING REQUIREMENTS
ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT AUDITORS
PROPOSALS FOR STOCKHOLDER ACTION
OTHER MATTERS
STOCKHOLDER PROPOSALS
APPENDIX A

TBA ENTERTAINMENT CORPORATION
16501 Ventura Boulevard, Suite 601
Encino, California 91436

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held October 10, 2001

To the Stockholders of
TBA ENTERTAINMENT CORPORATION

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of TBA Entertainment Corporation (the “Company”) will be held on Wednesday, October 10, 2001, at the Nashville office of the Company, 300 Tenth Avenue South, Nashville, Tennessee, commencing at 11:00 a.m. local time, for the following purposes:

(i)	To elect eight (8) directors to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualify; and

(ii)	To transact such other business as may properly come before the Meeting or any adjournment thereof.

     A copy of the Proxy Statement relating to the Meeting, in which the foregoing matters are described in more detail, and the Annual Report outlining the Company’s operations for the year ended December 31, 2000, accompanies this Notice of Annual Meeting of Stockholders.

     Only stockholders of record at the close of business on August 15, 2001 are entitled to notice of and to vote at the Meeting or any adjournment thereof. A list of such stockholders, arranged in alphabetical order and showing the address of and the number of shares registered in the name of each such stockholder, will be available for examination by any stockholder for any purpose germane to the Meeting during ordinary business hours for a period of at least ten days prior to the Meeting at the offices of the Company at 16501 Ventura Boulevard, Suite 601, Encino, California.

     Your vote is important. Whether or not you expect to be present at the Meeting, please complete, sign, date and return promptly the enclosed proxy in the enclosed pre-addressed, postage-paid return envelope.

By Order of the Board of Directors,

Frank A. McKinnie Weaver, Sr. Secretary

September 4, 2001

TBA ENTERTAINMENT CORPORATION
16501 Ventura Boulevard, Suite 601
Encino, California 91436

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS

To Be Held October 10, 2001

     This Proxy Statement is being furnished to the stockholders of TBA Entertainment Corporation (the “Company”) in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the 2001 Annual Meeting of Stockholders (the “Meeting”) to be held at the Nashville office of the Company, 300 Tenth Avenue South, Nashville, Tennessee, on Wednesday, October 10, 2001, at 11:00 a.m. This Proxy Statement and the accompanying Annual Report, form of proxy, Notice of Annual Meeting of Stockholders and letter to stockholders are first being mailed to stockholders of the Company on or about September 4, 2001.

SOLICITATION OF PROXIES

     The expense of the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by the directors, officers and employees of the Company by other means, including telephone, telegraph or in person. No special compensation will be paid to directors, officers or employees for the solicitation of proxies. To solicit proxies, the Company also will request the assistance of banks, brokerage houses and other custodians, nominees or fiduciaries, and, upon request, will reimburse such organizations or individuals for their reasonable expenses in forwarding soliciting materials to beneficial owners and in obtaining authorization for the execution of proxies.

PURPOSE OF MEETING

     At the Meeting, action will be taken to (i) elect eight (8) directors to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualify; and (ii) conduct such other business as may properly come before the Meeting.

     Stockholders are urged to sign the accompanying form of proxy and, immediately after reviewing the information contained in this Proxy Statement and in the Annual Report outlining the Company’s operations for the year ended December 31, 2000, return it in the envelope provided for that purpose. Valid proxies will be voted at the Meeting and any adjournment or adjournments thereof in the manner specified therein. If no directions are given but proxies are executed in the manner set forth therein, such proxies will be voted FOR the election of the nominees for director set forth in this Proxy Statement. The Company does not know of any other matters that are to come before the Meeting. If any other matters are properly presented at the Meeting, however, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on such matters in accordance with their judgment.

REVOCATION OF PROXY

     Any stockholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise by giving written notice to the Secretary of the Company of such revocation, voting in person at the Meeting, or executing and delivering to the Secretary of the Company a later-dated proxy.

QUORUM AND VOTING REQUIREMENTS

     Only stockholders of record as of the close of business on August 15, 2001 (the “Record Date”) are entitled to notice of and to vote at the Meeting or any adjournments thereof. As of the close of business on the Record Date, there were 7,352,407 shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), issued and outstanding and entitled to vote. Each stockholder of record on the Record Date is entitled to one vote for each share of Common Stock held. A majority of the outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum at the Meeting; however, if a quorum is not present or represented at the Meeting, the stockholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the Meeting from time to time, without notice, other than by announcement at the Meeting, until a quorum is present or represented. At any such adjourned Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Meeting.

     Each share of Common Stock may be voted to elect up to eight (8) individuals (the number of directors to be elected) as directors of the Company. To be elected, each nominee must receive a plurality of all votes cast with respect to such position as director. It is intended that, unless authorization to vote for one or more nominees for director is withheld, proxies will be voted FOR the election of all of the nominees named in this Proxy Statement.

     Votes cast by proxy or in person will be counted by two persons appointed by the Company to act as inspectors for the Meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. Abstentions will have no effect on the outcome of the election of directors.

     Broker non-votes occur where a broker holding stock in street name votes the shares on some matters but not others. Brokers are permitted to vote on routine, non-controversial proposals in instances where they have not received voting instructions from the beneficial owner of the stock but are not permitted to vote on non-routine matters. The missing votes on non-routine matters are deemed to be “broker non-votes.” The election inspectors will treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters). Broker non-votes will have no effect on the outcome of the election of directors.

ELECTION OF DIRECTORS

     At the Meeting, eight (8) directors are to be elected and will hold office until the next annual meeting of stockholders and until their successors have been elected and qualify. Each of the nominees has consented to serve as a director if elected. If any of the nominees shall become unable or unwilling to stand for election as a director (an event not now anticipated by the Board of Directors), proxies will be voted for such substitute as shall be designated by the Board of Directors. The following table sets forth for each current director and nominee for election as a director of the Company, his age, principal occupation, position with the Company, if any, and certain other information.

Name	Age	Principal Occupation	Director Since

Frank Bumstead	59	Since 1989, Mr. Bumstead has been President and a principal stockholder of Flood, Bumstead, McCready & McCarthy, Inc., a business management firm which represents the financial interests of artists, songwriters and producers in the music industry. From 1993 until 1999, he served as Chairman and Chief Executive Officer, and was a principal stockholder, of FBMS Financial, Inc., a registered investment advisor under the Investment Company Act of 1940. From 1986 to December 1990, Mr. Bumstead was President of Bumstead Co., a financial consulting company. He is also Vice Chairman of the Board of Response Oncology Inc., a health care services firm traded on the OTC Bulletin Board operated by The Nasdaq Stock Market Inc., and a director of American Retirement Corp. and Syntroleum, Inc.	June 1993

Charles Flood	56	Since 1989, Mr. Flood has been the Chairman of the Board and a principal stockholder of Flood, Bumstead, McCready & McCarthy, Inc., a business management firm which represents the financial interests of artists, songwriters and producers in the music industry. Prior to that time, Mr. Flood worked at Capitol Records in Nashville as the Director of Artist Relations and later as Director of Talent Acquisition.	May 1995

Joseph C. Galante	51	Since 1995, Mr. Galante has been the Chairman of RCA Label GroupRLG/Nashville. From 1990 to 1994, Mr. Galante served as President of the RCA Records Label/US. From 1982 through 1991, Mr. Galante served as President of RCA Records/Nashville. Mr. Galante is a director of First American National Bank Advisory Board, Leadership Music and the Country Music Association. He is also Chairman of the T.J. Martell Foundation.	October 1998

Name	Age	Principal Occupation	Director Since

S. Herbert Rhea	78	Since 1983, Mr. Rhea has been a director and President of Rhea Financial Corporation, a financial consulting firm. Since 1987, he has been a shareholder in the corporate general partner of Private Investment Consortium, Ltd., a public venture capital firm, which has distributed assets and is currently in liquidation. In prior years, Mr. Rhea has served as a director of many corporations. Mr. Rhea currently serves as a trustee of the Frank Z. Jemison, Jr. Foundation, Inc. Mr. Rhea is also the Chairman Emeritus of The Dixon Gallery & Gardens and is a life member of the Board of Trustees, Rhodes College.	August 2000

W. Reid Sanders	51	Since 1976, Mr. Sanders has been President of Long Leaf Partners Funds, a family of funds with net assets under management in excess of $12,000,000,000. Mr. Sanders is a director of Harbor Global Co., Ltd. and The Pioneer Group, Inc., Chairman of the Regional Selection Committee for the Jefferson Scholarship at the University of Virginia, a member of the Advisory Board of the University of Tennessee at Memphis, a Trustee of the Hugo Dixon Foundation, and serves on the Board of Trustees of The Dixon Gallery & Gardens and is on the Board of Trustees, Rhodes College.	August 2000

Frank A. McKinnie Weaver, Sr.	40	Mr. Weaver has served as Vice President, Correspondent Banking, of First Tennessee Bank, N.A., since 1999. Prior to joining First Tennessee Bank, Mr. Weaver served as Vice President, Correspondent Banking at National Bank of Commerce (“NBC”), Memphis, Tennessee. Mr. Weaver served at NBC for five (5) years prior to joining First Tennessee Bank. Prior to NBC, Mr. Weaver served The Whiteville Bank from 1985 to 1994, leaving that institution as Vice President and Director to join NBC in Memphis, Tennessee. Mr. Weaver is also a Director of Heritage Trust Company and is President of Heritage Farms of Hickory Valley, Inc. Mr. Weaver is the brother of Thomas Jackson Weaver III	June 1993

Thomas Jackson Weaver III	43	Mr. Weaver has served as Chairman of the Board and Chief Executive Officer of the Company since its inception. Mr. Weaver also served as President until January 2001. From 1986 to 1988, Mr. Weaver served as president of Hard Rock International plc, an English public company whose securities traded on the London Stock Exchange and the American Stock Exchange. Since 1988, he has been the President of Heritage Trust Company, a corporation with investments in numerous public and private companies. Mr. Weaver devotes his full-time efforts to the business operations of the Company. Mr. Weaver is the brother of Frank A. McKinnie Weaver, Sr.	June 1993

Kyle Young	46	Since 1985, Mr. Young has been the Deputy Director of the Country Music Foundation (the “CMF”). From 1975 to 1985, Mr. Young was employed by the CMF in various capacities, including involvement in the development and licensing of television shows, radio programs and music festivals produced by the CMF. Mr. Young is involved in the Country Music Association, the National Academy of the Recording Arts and Sciences, the National Association of Independent Record Distributors, the Nashville Entertainment Association, the Inter-Museum Council of Nashville, the Nashville Institute for the Arts and Vanderbilt University Press.	March 1996

Meetings and Committees of the Board of Directors

     During the year ended December 31, 2000, the Board of Directors held three (3) meetings and acted by unanimous written consent on four (4) occasions. Other than Mr. Young, each director attended at least 75% of all meetings held by the Board of Directors and all meetings of each committee of the Board of Directors on which such director served during the year ended December 31, 2000.

     The Board of Directors has a Nominating Committee, an Audit Committee and a Compensation Committee.

     The Audit Committee currently consists of Frank Bumstead, S. Herbert Rhea and Joseph C. Galante. Each such member is “independent” as defined in Section 121(A) of the American Stock Exchange’s listing standards. The Audit Committee met one time during the year ended December 31, 2000. The functions of the Audit Committee are (i) to review significant audit and accounting policies and practices; (ii) to review the scope of audits and reports; and (iii) to review the performance of the overall accounting and financial controls of the Company. The Audit Committee also recommends to the Board of Directors the independent auditors to perform the annual audit of the Company’s financial statements.

     The Compensation Committee currently consists of Frank Bumstead, S. Herbert Rhea and Joseph C. Galante. The Compensation Committee, as it existed in the year ended December 31, 2000, consisting of Frank Bumstead and Joseph C. Galante, met one time during the year ended December 31, 2000 and acted by unanimous written consent on one occasion. The functions of the Compensation Committee are (i) to review and recommend to the Board of Directors the direct and indirect compensation and employee benefits of the Company’s executive officers; (ii) to review and administer the Company’s employee benefit plans; (iii) to review the Company’s policies relating to employee and executive compensation; and (iv) to review management’s long-range planning for executive development and succession.

     The Nominating Committee currently consists of Frank Bumstead, Joseph C. Galante and Thomas Jackson Weaver III. The function of the Nominating Committee is to propose the slate of individuals to stand for election as directors of the Company.

Audit Committee Report

     The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission. Pursuant to such rules and regulations, this report shall not be deemed “soliciting materials,” filed with the Securities and Exchange Commission, subject to Regulation 14A or 14C of the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The audit committee oversees the Company’s financial reporting process on behalf of the Board of Directors and the committee’s written charter is approved by the Board of Directors (hereto attached as Appendix A). In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Company’s annual report for fiscal year 2000 with management, who has the primary responsibility for the financial statements and the reporting process. As part of its review, the committee discussed the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The committee reviewed with Arthur Andersen LLP, the Company’s independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed under generally accepted accounting principles and SAS 61 (Codification of Statements on Auditing Standards, AU 380). In addition, the committee has discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors’ independence.

     The committee discussed with Arthur Andersen LLP the overall scope and plans for their audits. The committee meets with Arthur Andersen LLP, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of its financial reporting. The committee held one such meeting with Arthur Andersen LLP during the year ended December 31, 2000.

     In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board of Directors approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The committee has recommended and the Board of Directors has approved the selection of Arthur Andersen LLP as the Company’s independent auditors for fiscal year 2001.

Audit Committee Frank Bumstead, Chairman Kyle Young Joseph C. Galante

Compensation of Directors

     Directors who are officers and employees of the Company receive no compensation, as such, for serving as members of the Board. Directors who are not officers or employees of the Company receive $100 for each Board meeting personally attended, and all Directors are reimbursed for their out-of-pocket expenses incurred in attending Board and committee meetings.

Compensation Committee Interlocks and Insider Participation

     No person who served as a member of the Company’s Compensation Committee during 2000 (i) was an officer or employee of the Company during such year, (ii) was formerly an officer of the company or (iii) was a party to any material transaction set forth under “Certain Transactions.”

EXECUTIVE OFFICERS

     The executive officers of the Company serve at the discretion of the Board of Directors and are chosen annually by the Board at its meeting coinciding with the annual meeting of stockholders. The following table sets forth the names and ages of the executive officers of the Company and all positions held with the Company by each individual.

Name	Age	Title

Thomas Jackson Weaver III	43	Chairman of the Board and Chief Executive Officer

Greg M. Janese	42	President and Chief Operating Officer

Bryan J. Cusworth	42	Executive Vice President, Chief Financial Officer, and Treasurer

     For a description of the business experience of Thomas Jackson Weaver III, see “Election of Directors.”

     Greg M. Janese currently serves as President and Chief Operating Officer of the Company and served as an Executive Vice President from April 1997 until January 2001. He has led the Company’s Corporate Communications and Entertainment division since April 1997, when the Company acquired Avalon Entertainment Group, Inc. (“AEG”). Mr. Janese has over 20 years of experience in the entertainment industry. From 1993 to 1997, he served as President of AEG. He co-founded The Entertainment Group, a Nashville based concert promotion and production company and the predecessor to AEG, in 1989. In 1987, Mr. Janese founded World Class Productions, a corporate production firm partnered with Barbara Mandrell. Prior to that, Mr. Janese was involved in various capacities with artist promotions, public relations, and booking and producing talent for corporate meeting and special events.

     Bryan J. Cusworth has served as Executive Vice President and Chief Financial Officer of the Company since 1996 and Treasurer since 1999. Prior to joining the Company, Mr. Cusworth was employed by Arthur Andersen LLP from July 1982 to September 1996, where he specialized in the resort, real estate and entertainment industries. Mr. Cusworth is a certified public accountant.

Certain Transactions

     Effective as of December 31, 2000, Marc W. Oswald’s employment with the Company was terminated. In connection with such termination, the Company repurchased an aggregate of 96,648 shares of Common Stock of the Company owned by Mr. Oswald for an aggregate purchase price of $386,592, the fair market value of the shares on the date of the purchase. After payment in full of the outstanding loan balance under Mr. Oswald’s loan from the Company plus accrued interest, Mr. Oswald received net proceeds of $171,340.92

EXECUTIVE COMPENSATION

     The following table sets forth the total compensation paid or accrued by the Company for the three years ended December 31, 2000 on behalf of each of the executive officers of the Company.

Summary Compensation Table

				Long Term
		Annual Compensation		Compensation

Name and Principal Position	Year	Salary	Bonus	Options(#)

Thomas J. Weaver III	2000	$350,000	$-0-	175,000

Chairman of the Board and	1999	225,000	-0-	-0-

Chief Executive Officer	1998	125,000	100,000	375,000 (1)

Greg M. Janese	2000	200,000	50,000	75,000

President and Chief	1999	175,000	-0-	-0-

Operating Officer	1998	150,000	156,650	-0-

Thomas Miserendino (2)	2000	250,000	-0-	75,000

Executive Vice President	1999	175,000	-0-	-0-

	1998	203,125	-0-	-0-

Bryan J. Cusworth	2000	200,000	-0-	75,000

Executive Vice President and	1999	150,000	-0-	-0-

Chief Finance Officer	1998	87,500	50,000	120,000 (3)

Marc W. Oswald (4)	2000	175,000	50,000	50,000

Executive Vice President	1999	150,000	-0-	-0-

	1998	150,000	156,650	-0-

(1)	Includes options to purchase 250,000 shares, which were originally granted as compensation for 1996 and were repriced in 1998.

(2)	Effective as of April 10, 2001, Mr. Miserendino is no longer an executive of the Company.

(3)	Includes (a) options to purchase 50,000 shares, which were granted to Mr. Cusworth in lieu of $70,000 salary in 1998 and (b) options to purchase 20,000, which were originally granted in 1997 and were repriced in 1998.

(4)	Mr. Oswald’s employment was terminated as of December 31, 2000.

     The following table sets forth information with respect to stock options issued to the named executive officers of the Company for the year ended December 31, 2000.

Option Grants in Last Fiscal Year

	Number of				Potential Realizable Value at
	Securities				Assumed Annual Stock Price
	Underlying	% of Total			Appreciation for Option Term(1)
	Options	Granted in
Name	Granted	in Fiscal 2000	Exercise Price(5)	Expiration Date	5%	10%

Thomas J. Weaver III	175,000(2)	28.7%	$4.44	6/28/10	$488,250	$1,239,000

Greg M. Janese	75,000(3)	12.3%	4.44	6/28/10	209,250	531,000

Thomas Miserendino	75,000(4)	12.3%	4.44	6/28/10	209,250	531,000

Bryan J. Cusworth	75,000(3)	12.3%	4.44	6/28/10	209,250	531,000

Marc W. Oswald	50,000(4)	8.2%	4.44	6/28/10	139,500	354,000

(1)	These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company’s Common Stock and overall market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

(2)	Fully vested on date of grant.

(3)	Options are exercisable at 33 1/3% per year, beginning one year from the date of grant.

(4)	Options are exercisable at 20% per year, beginning one year from the date of grant. Mr. Oswald’s options were forfeited as of December 31, 2000. Mr. Miserendino’s options were forfeited as of June 26, 2001.

(5)	The exercise price was fixed at the date of the grant and represented the fair market value per share of Common Stock on such date.

     The following table sets forth information with respect to stock options held by the executive officers of the Company on December 31, 2000. The closing price for the Company’s Common Stock on December 29, 2000, the last trading day of the year, was $3.9375. None of the executive officers exercised any stock options during 2000.

Aggregated Fiscal Year-End Option Values

	Number of Securities	Value of Unexercised
	Underlying Unexercised	In-the-Money Options
Name and	Options at FY-End	at FY-End
Principal Position	Exercisable/Unexercisable	Exercisable/Unexercisable

Thomas J. Weaver III	750,000/-0-	$-0-/$-0-

Greg M. Janese	-0-/75,000	-0-/-0-

Thomas Miserendino	-0-/75,000	-0-/-0-

Bryan J. Cusworth	128,000/117,000	$4,410/$6,615

Marc W. Oswald	-0-/50,000	-0-/-0-

Employment Agreements

     The Company has entered into an employment agreement with Thomas Jackson Weaver III for a term of five years, commencing January 1, 1994. The agreement provided for an initial annual base salary of $125,000, with increases at the discretion of the Board of Directors. Pursuant to action taken by the Board of Directors, Mr. Weaver’s current annual base salary is $350,000. The agreement also provides for an annual bonus as determined by the Board of Directors based on the operating results of the Company. The agreement is automatically renewed on each anniversary date for an additional five-year term unless it is terminated by either party prior to the anniversary date. The agreement provides that Mr. Weaver is entitled to payment for the unexpired portion of the current term in the event his employment is terminated without cause by the Company. Under the agreement, “cause” is defined to include failure to perform the duties of his office, breach of fiduciary duty to the Company and willful violation of the confidentiality or non-competition provisions of the agreement.

     The Company has entered into an employment agreement with Greg M. Janese, for an original term commencing on April 21, 1997 and continuing through December 31, 2002. The term of the agreement was extended to April 30, 2003 pursuant to a modification agreement entered into with Mr. Janese in April 2000. Other terms of the agreement were modified pursuant to such modification agreement and the Company paid Mr. Janese $50,000 in consideration of such modifications. The agreement provides for an initial annual base salary of $150,000, with increases at the discretion of the Board of Directors. Pursuant to action taken by the Board of Directors, Mr. Janese’s current annual base salary is $200,000. In addition, Mr. Janese is entitled to participate in applicable incentive plans established by the Company. Mr. Janese waived all rights to incentive compensation under the previous terms of the agreement for all prior periods pursuant to the modification agreement. If the Company terminates the employment of Mr. Janese without cause, or if Mr. Janese terminates his employment for good reason, he will be entitled to (i) one payment equal to the highest total compensation (base salary and bonus) in a prior calendar year for the lesser of the unexpired term of the agreement or two years, and (ii) incentive compensation for the portion of the year in which he was employed. “Cause” is defined to include failure to perform his duties to the Company, breach of the agreement, fraud, embezzlement, conviction of certain serious crimes, conduct harmful to the Company and failure of Mr. Janese to achieve certain performance objectives. “Good reason” is defined to include a material breach of the agreement by the Company, which remains uncured for 30 days after receipt of written notice of breach. The agreements contain certain covenants by Mr. Janese not to compete with the business of the Company both during the term of employment and for a period of two years following the termination of employment.

Performance Graph

     The following graph shows a five-year comparison for the period from December 31, 1995 to December 31, 2000 of cumulative total stockholder return of $100 invested in (i) the Company, (ii) an index of peer companies selected by the Company, and (iii) the Nasdaq Market Index.

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
AMONG TBA ENTERTAINMENT CORP.,
NASDAQ MARKET 1000 INDEX AND PEER GROUP INDEX

Measurement Period
December 31,	TBA	PEER INDEX	NASDAQ

1995	100.00	100.00	100.00

1996	64.58	117.43	124.27

1997	63.54	149.59	152.00

1998	70.83	122.08	214.39

1999	88.54	114.71	378.12

2000	65.63	97.87	237.66

     The Company chose its peer group within the entertainment industry. Members of the peer group, which are added beginning the year following their initial public offering, include Dick Clark Productions, Inc., Paradise Music & Entertainment (from 1997), Vari-Lite, International, Inc. (from 1997), Integrity Incorporated, and ARTISTdirect, Inc (from 2000), which replaces two members of last year’s peer group, who were delisted by their stock exchanges. Due to the unique composition and nature of the Company’s businesses, the Company believes that the peer group index may not provide a meaningful comparison to comparable businesses.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of August 15, 2001 certain information with respect to the beneficial ownership of the Company’s Common Stock by (i) each person who is known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock of the Company, (ii) each of the Company’s directors, (iii) each of the Company’s executive officers and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, each of the stockholders listed below has sole voting and investment power with respect to the shares of Common Stock beneficially owned. None of the stockholders listed below beneficially owns any shares of the Company’s Series A Preferred Stock.

	Common Stock

	Number of Shares		Percent of
Name and Address(1)	Beneficially Owned		Total

Thomas Jackson Weaver III	1,682,839	(2)	20.8%

Frank Bumstead	24,850		*

Charles Flood	24,850		*

Joseph C. Galante	35,000	(3)	*

S. Herbert Rhea	29,000	(3)	*

W. Reid Sanders	110,000	(3)	1.5%

Frank A. McKinnie Weaver, Sr.	50,000		*

Kyle Young	0		*

Bryan J. Cusworth	153,000	(4)	2.0%

Greg M. Janese	202,460	(3)	2.7%

Dimensional Fund Advisors, Inc. (5)	615,900		8.4%

All executive officers and directors as a group (ten persons)(2)(3)(4)(5)	2,311,999		27.7%

*	Less than 1%.

(1)	The address for Mr. Thomas J. Weaver III is 402 Heritage Plantation Way, Hickory Valley, Tennessee 38042; the address for Messrs. Bumstead and Flood is 1700 Hayes Street, Suite 304, Nashville, Tennessee 37203; the address for Mr. Galante is 1400 18th Avenue South, Nashville, Tennessee 37212; the address for Mr. Rhea is 845 Crossover Lane, Suite 140, Memphis, Tennessee 38117-4908; the address for Mr. Sanders is 6225 Green Meadows Road, Memphis, Tennessee 38120; the address for Mr. Frank A. McKinnie Weaver, Sr. is One Commerce Square, Memphis, Tennessee 38150; the address for Mr. Young is 4 Music Square East, Nashville, Tennessee 37203; the address for Mr. Cusworth is 16501 Ventura Blvd., Suite 601, Encino, California 91436; the address for Mr. Janese is 300 Tenth Avenue South, Nashville, Tennessee 37203; and the address for Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

(2)	Includes (a) 750,000 shares issuable to Mr. Weaver upon the exercise of outstanding stock options and (b) 22,641 shares held by the Katherine McKinnie Weaver Trust II and 233,719 shares held by the Katherine McKinnie Weaver Trust III, of each of which Mr. Weaver is trustee.

(3)	Includes 25,000 shares issuable upon the exercise of outstanding stock options.

(4)	Includes 153,000 shares issuable to Mr. Cusworth upon the exercise of outstanding stock options.

(5)	Dimensional Fund Advisors Inc. (“Dimensional”), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts. (These investment companies and investment vehicles are the “Portfolios”). In its role as investment advisor and investment manger, Dimensional possessed both investment and voting power over 615,900 shares of Common Stock as of February 2, 2001. The Portfolios own all securities reported in this statement and Dimensional disclaims beneficial ownership of such securities.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires that Company directors, executive officers and persons who own more than 10% of the outstanding Common Stock file initial reports of ownership and reports of changes in ownership of Common Stock with the Securities and Exchange Commission (the “SEC”). Officers, directors and stockholders who own more than 10% of the outstanding Common Stock are required by the SEC to furnish the Company with copies of all Section 16(a) reports they file.

     Based on a review of such forms, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and 10% stockholders were complied with for the year ended December 31, 2000, except that W. Reid Sanders, a director, reported twelve purchases of common stock that occurred from November 21, 2000 to December 21, 2000 on Form 5; each of Mr. Sanders and S. Herbert Rhea, a director, reported Form 3 holdings on Form 5; and Joseph C. Galante, a director, reported five purchases of common stock that occurred from August 18, 2000 to November 17, 2000 on Form 5. All Form 5’s were filed timely.

INDEPENDENT AUDITORS

     Arthur Andersen LLP was the Company’s independent accounting firm for the 2000 fiscal year. The Company paid the following fees to Arthur Andersen for professional and other services rendered by them during fiscal 2000:

•	The aggregate fees billed for professional services rendered by Arthur Andersen for the audit of the Company’s financial statements for the 2000 fiscal year and the reviews of the financial statements included in the Company’s quarterly reports on the Form 10-Q for the fiscal year were $130,000;

•	The aggregate fees billed for all other services rendered by Arthur Andersen to the Company during the 2000 fiscal year, exclusive of those services described above were $167,000

     The Audit Committee has considered whether Arthur Andersen’s provision of services, other than services rendered in connection with the audit of the Company’s annual financial statements, is compatible with maintaining Arthur Andersen’s independence.

     The Board of Directors, upon recommendation of its Audit Committee, has appointed Arthur Andersen LLP as the Company’s independent auditors for the year ending December 31, 2001. A representative of Arthur Andersen is not expected to be present at the Meeting.

PROPOSALS FOR STOCKHOLDER ACTION

1. ELECTION OF DIRECTORS

     The nominees for election as directors are Frank Bumstead, Charles Flood, Joseph C. Galante, S. Herbert Rhea, W. Reid Sanders, Frank A. McKinnie Weaver, Sr., Thomas Jackson Weaver III and Kyle Young. Information concerning the nominees is set forth in the section captioned “Election of Directors.”

THE BOARD RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

OTHER MATTERS

     The management of the Company is not aware of any other matters to be presented for action at the Meeting; however, if any such matters are properly presented for action, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matters.

STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the 2002 annual meeting of stockholders of the Company must be received by the Secretary of the Company at the Company’s principal executive office no later than January 1, 2002, in order to be included in the proxy statement and form of proxy for such meeting.

By Order of the Board of Directors,

FRANK A. MCKINNIE WEAVER, SR. Secretary

September 4, 2001

     STOCKHOLDERS ARE URGED, REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY OWNED, TO DATE, SIGN AND RETURN THE ENCLOSED PROXY. YOUR COOPERATION IN GIVING THESE MATTERS YOUR IMMEDIATE ATTENTION AND IN RETURNING YOUR PROXY PROMPTLY IS APPRECIATED.

APPENDIX A

CHARTER OF
THE
AUDIT COMMITTEE
OF
TBA ENTERTAINMENT CORPORATION
(the “Company”)

I. PURPOSE

     The primary function of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) in fulfilling its oversight responsibilities by reviewing (i) the financial reports and other financial information provided by the Company to any governmental body or the public; (ii) the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and (iii) the Company’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control systems;

•	Review and appraise the audit efforts of the Company’s independent auditors; and

•	Provide an open avenue of communication among the Company’s independent auditors, financial and senior management personnel of the Company and the Board.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMMITTEE MEMBERSHIP REQUIREMENTS

     The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall meet the independence and experience requirements of the Nasdaq Stock Market, Inc. Each member of the Committee shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise or other comparable experience or background which results in the member’s financial sophistication, including having served as a chief executive officer or other senior officer having financial oversight responsibilities.

     Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

     The members of the Committee shall be elected by the Board at the annual meeting of the Board and serve a one-year term or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership. Members of the Committee may form subcommittees to efficiently monitor and report various auditing issues.

III. MEETINGS

     The Committee shall meet at least twice annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent auditors and management quarterly to review the Company’s financial statements.

     For the purposes of transacting business, a majority of Committee members will constitute a quorum. Members may participate in Committee proceedings by their presence or by some form of communications equipment allowing all members to simultaneously communicate with each other. Any action taken by the Committee in lieu of a meeting must be in writing and signed by all of the members.

IV. RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties, the Committee shall:

     Documents/Reports Review

1.	Review and reassess the adequacy of this Charter periodically, but at least annually, as conditions dictate. Amendments and revisions to the Charter must be approved by a majority of the Board.

2.	Review and discuss the annual audited financial statements with management, and discuss with the independent auditors the matters required to be discussed by relevant auditing standards, including the quality, not just the acceptability, of the accounting principles and underlying estimates used in the audited financial statements.

3.	Report to the Board and to the stockholders whether, based on such reviews and discussions, the Committee recommends to the Board that the most recent year’s audited financial statements be included in the Company’s Form 10-K to be filed with the Securities and Exchange Commission.

     Independent Auditors

4.	Recommend to the Board the selection of the Company’s independent auditors, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent auditors.

5.	Ensure that the Company’s independent auditors provide annually to the Committee a formal written statement delineating all relationships between the Company and the independent auditors, consistent with Independence Standards Board Standard 1, actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, and take, or recommend that the full Board take, appropriate action to oversee the independence of the independent auditors.

6.	Communicate to the independent auditors their ultimate accountability to the Board and the Committee.

7.	Review the performance of the Company’s independent auditors and recommend to the Board, where appropriate, that the Company’s independent auditors be replaced (or proposed for stockholder approval in any proxy statement).

8.	Periodically consult with the Company’s independent auditors out of the presence of management concerning the Company’s internal controls and the fullness and accuracy of the Company’s financial statements.

     Financial Reporting Processes

9.	In consultation with the Company’s independent auditors, review the integrity of the Company’s financial reporting processes, both internal and external.

10.	Consider the Company’s independent auditors’ judgments concerning the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

11.	Consider and approve, if appropriate, major changes of the Company’s auditing and accounting principles and practices as suggested by the Company’s independent auditors or management.

     Process Improvement

12.	Establish regular and separate systems of reporting to the Committee by each of management and the Company’s independent auditors regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

13.	Following completion of the annual audit, review separately with each of management and the Company’s independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

14.	Review any significant disagreement among management and the Company’s independent auditors in connection with the preparation of the financial statements.

15.	Review with management and the Company’s independent auditors the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. This review should be conducted at an appropriate of time subsequent to implementation of changes or improvements, as determined by the Committee.

16.	Develop business risk management process that identifies, sources, measures, and prioritizes business and financial reporting risks, and monitor the effectiveness of such process.

TBA ENTERTAINMENT CORPORATION

This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Thomas Jackson Weaver III, as Proxy, with the power to appoint his substitute, and hereby authorizes him, to represent and vote, as designated on the reverse side, all shares of Common Stock of TBA Entertainment Corporation (the “Company”) held of record by the undersigned on August 15, 2001, at the Annual Meeting of Stockholders to be held on October 10, 2001 or any adjournment thereof.

(Continued and to be signed on reverse side)

Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Stockholders
TBA ENTERTAINMENT CORPORATION

October 10, 2001

Please Detach and Mail in the Envelope Provided

A [X]	Please mark your votes as in this example

WITHHOLD
		FOR	AUTHORITY	Nominees:
(1)	ELECTION	[ ]	[ ]	Frank Bumstead
	OF			Charles Flood	If no direction is indicated, the proxy will be voted for
	DIRECTORS			Joseph C. Galante	the election of the named individuals as directors in
FOR, except vote withheld from the				S. Herbert Rhea	Proposal 1.
following nominees:				W. Reid Sanders
				Frank A. McKinnie Weaver, Sr.	PLEASE SIGN, DATE AND MAIL THIS PROXY
				Thomas Jackson Weaver III	IMMEDIATELY IN THE ENCLOSED ENVELOPE.
Kyle Young

	Date:	, 2001		Date:	, 2001

SIGNATURE			SIGNATURE IF HELD JOINTLY

NOTE:	Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy, as shown on the label above. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If a corporation, please sign full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person(s).